UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 12, 2009

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2009, EnteroMedics Inc. (the “Company”) issued a press release announcing preliminary results from its detailed review of the EMPOWER™ study, a randomized, double-blind, controlled pivotal study designed to evaluate the safety and efficacy of the Company’s Maestro® System in the treatment of obesity. The Company will be hosting a conference call and live webcast to discuss the detailed findings of its EMPOWER study November 12, 2009 at 8:00 a.m. Eastern Standard Time. During the conference call, the Company will webcast slides containing additional details of the clinical results. The conference call may be accessed by dialing (888) 205-6702 for domestic callers and (913) 312-0665 for international callers and providing passcode 9194735. A replay of the call will be available from November 12, 2009 at 10:00 AM Eastern Time through February 12, 2010 at 11:59 PM Eastern Time by dialing (888) 203-1112 for domestic callers and (719) 457-0820 for international callers and providing passcode 9194735. A copy of the press release, conference call transcript and slide presentation are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 12, 2009.

99.2	Conference Call Transcript dated November 12, 2009.

99.3	Slide Presentation of preliminary EMPOWER clinical results, dated November 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ GREG S. LEA
Greg S. Lea
Senior Vice President and Chief Financial Officer

Date: November 12, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 12, 2009.

99.2	Conference Call Transcript dated November 12, 2009.

99.3	Slide Presentation of preliminary EMPOWER clinical results, dated November 12, 2009.